# Top-Tier Financial Performance Yesterday & Tomorrow

**Presentation to**
**Deutsche Banc Alex. Brown**
**Electric Power Conference**
**June 13, 2001**

# Forward-Looking Statements

This presentation contains forward-looking statements based on current expectations and we assume no obligation to update these statements. Because actual results may differ materially from expectations, we caution readers not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from results or outcomes currently expected or sought by us. These factors include the ongoing restructuring of the electric industry; the outcome of regulatory and legislative proceedings relating to the restructuring; regional economic and market conditions, including the California energy situation, which could affect customer growth and the cost of power supplies; the cost of debt and equity capital; weather variations affecting local and regional customers energy usage; conservation programs; power plant performance; the successful completion of our generation expansion program; regulatory issues associated with generation expansion, such as permitting and licensing; our ability to compete successfully outside traditional regulated markets (including the wholesale market); technological developments in the electric industry; and the real estate market in SunCor's market areas, which include Arizona, New Mexico and Utah. For a detailed discussion of these and other important factors affecting us, please see our Form 10-Q for March 31, 2001, Form 10-K for the fiscal year ended December 31, 2000 and our Form 8-K filings with the Securities and Exchange Commission.

# Dynamic Western Market Challenges

# Superior Growth
## in Targeted Western Markets

### *Job Growth**



4
6
1
9
8
5
3
7
2
10

### *Population Growth***



3.0%
2.0%
1.0%
0.0%
0.9%
1.7%
2.6%
U.S.
West
Arizona

* State rankings in 2000

** Projected census data

# WSCC Transmission Ownership Challenges

## *Current Ownership*

- Federal (BPA & WAPA)
- Other Public and Cooperatives
- Private

**Share of Miles in WSCC**



32%
12%
56%

**44% Public Power**



# Volatile WSCC Wholesale Electricity Prices*


$/MWh
600
500
400
300
200
100
0
On-Peak Price
Off-Peak Price
Jan 1
2000
Jan
2001
May 31
2001

* Average Daily Spot Prices - Palo Verde

# Price Competitiveness in the West
## Retail Electricity Price Changes*



+35%
+5%
+18%
+27%
+4%
+26%
+11%
0%
+32%
-1.5%
+16%
+24%

* Sampling of recently approved or pending changes as of May 31, 2001

# Shaping Ongoing Market Development in WSCC



- Competitive generation
- Distinctive, independent markets
- Interstate transmission
- Market structure
- Legislative and regulatory developments

# Arizona Regulatory Developments

- Court appeals status
- Competition and reliability
- California reaction
- Facility siting
- 50% competitive procurement in 2003
- Future purchased power adjustment clause
- 2003 rate filing

# Pinnacle West
# Growing Generation

# Pinnacle West
## Top-Tier Power Plant Performance

### *Palo Verde*



Capacity Factor
100%
90%
80%
70%
60%
50%
PNW
92.7%
87.2%
National Average
1990
1995
1999
2000

### *Coal Plants*



Capacity Factor
100%
90%
80%
70%
60%
50%
PNW
83.1%
70.0%
National Average
1990
1995
1999
2000

# Pinnacle West
## Balanced Energy Position Summer 2001


MW
7,500
5,000
2,500
0
6,500 MW
Short-Term Contracts/Hedge
Long-Term Contracts
Plant Additions
Existing Generation Resources
14% Reserve Margin
5,800 MW
Peak Load

# Desert Southwest Electricity Supply & Demand


MW
32,000
28,000
24,000
20,000
16,000
12,000
2001
2002
2003
2004
2005
Existing Generation
New Generation
Peak Load

# Proposed New Generation in Arizona
## 20,000 MW



PNW
Under Construction
Permitted
Other Proposed

- Wide disparity between reported new build and in construction
- Not all developers will succeed in building announced sites
  - Water and land
  - Interstate transmission investment
  - Significant gas line expansion required

# Pinnacle West
## Growing Generation Capability

| Commercial Operation Targets | Summer Reliability | MW |
|---|---|---|
| 2001 | West Phoenix and Saguaro Interim Units | 198 |
| 2001 | West Phoenix Steam Units Restoration | 99 |
| 2001 | Uprates of Existing Units | 127 |

**New Facilities**

| | | |
|---|---|---|
| 2001 | West Phoenix 4 | 120 |
| 2002 | Redhawk 1 & 2 | 1,060 |
| 2003 | West Phoenix 5 | 530 |
| 2005 | Redhawk 3 | 530 |
| 2006 | Redhawk 4 | 530 |

# Pinnacle West
## Generation Operating Strengths

- Among largest generators in the West
- Production cost very competitive
- Nuclear production -
  9 consecutive years top in the nation
- Long-term, low cost coal contracts
- Plant reliability better than industry average
- Plants in compliance with Clean Air Act

# Top-Tier Financial Performance Yesterday & Tomorrow

# Pinnacle West Top-Tier Financial Results
## Profitability and Common Stock Measures

| (dollars in millions, except per share amounts) | *2000* | *CAGR** |
|---|---|---|
| **Operating Revenues** | **$3,690** | **17.2%** |
| **Income from Continuing Operations** | **$ 302** | **8.6%** |
| **EPS (Continuing Operations)** | **$ 3.56** | **9.4%** |
| **Indicated Annual Dividend per Share at Year-End** | **$ 1.50** | **8.4%** |
| **Stock Price per Share** | **$47.63** | **10.6%** |

* Calculated as compound annual growth rate - 1995 to 2000

# Pinnacle West
## Top-Tier 2000 Cash Flow Per Share



$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
($2.00)
PNW
Industry Average

Source: Bloomberg Electric Utilities Comparison, May 31, 2001

# Pinnacle West Balance Sheet Strength
## Consolidated Debt Ratio*


58%
56%
54%
52%
50%
58%
57%
56%
56%
55%
57%
1996
1997
1998
1999
2000
March 2001

* Adjusted for Palo Verde sale/leaseback

# Pinnacle West
## Combining Growth with Financial Strength


Capital Expenditures
$ Millions
1,000
750
500
250
0
1999
2000
2001
2002
2003
New Generation
Existing Generation
APS Delivery


Financing Requirements
$ Millions
1,250
1,000
750
500
250
0
1999
2000
2001
2002
2003
Net New Financing
Redemptions

# Pinnacle West
## Top-Tier 1995-2000 EPS and Dividend Growth



EPS Growth
20%
10%
0%
(10)%
(20)%
Top Quartile
PNW
(10)%
0%
10%
20%
Dividend Growth

Note: Electric utilities that paid dividends in all years

# Top-Tier Financial Performance
# Yesterday & Tomorrow

PINNACLE WEST
CAPITAL CORPORATION

# Current Credit Ratings

| | S&P | Moody's | Fitch |
|---|---|---|---|
| Arizona Public Service Co. | | | |
| First Mortgage Bonds/ Sr. Secured Debt (inc. PC Bonds) | A- | A3 | A- |
| Sr. Unsecured Debt | BBB | Baa1 | BBB+ |
| Secured Lease Obligation Bonds | BBB | Baa2 | BBB |
| Commercial Paper | A2 | P2 | F2 |
| Pinnacle West Capital Corp. | BBB | Baa2 | BBB |
| Pinnacle West Energy Corp. | BBB | Baa2 | BBB+ |

# Regional Economic Strength
## Arizona Vs. U.S. Population Growth



Percentage Change
5.0
4.0
3.0
2.0
1.0
0.0
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
Arizona
U.S.

# Regional Economic Strength
## Arizona vs. U.S. Wage and Salary Employment Growth


Percentage Change
8.0
6.0
4.0
2.0
0.0
-2.0
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
Arizona
U.S.

# Phoenix Single-Family Building Permits



Thousands
30
25
20
15
10
5
0
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00

# Phoenix Residential Vacancy Rates



Vacancy Percentage
15
10
5
0
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
Single Family
Multi-Family

# Arizona vs. U.S. Personal Income Growth


Percentage Change
10
8
6
4
2
0
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
Arizona
U.S.

# Arizona vs. U.S. Unemployment Rate


Percentage
8
6
4
2
0
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
Arizona
U.S.

# Arizona Public Service Company
## Number of Customers at Year End



900,000
850,000
800,000
750,000
700,000
650,000
600,000
705,032
737,552
766,581
796,477
827,008
857,536
1995
1996
1997
1998
1999
2000